AB Multi-Manager Select 2040 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.4%
Funds and Investment Trusts - 99.4% (a)
AB All Market Real Return Portfolio-Class Z (b)	101,441	$870,365
AB Discovery Growth Fund, Inc.-Class Z (b)	229,443	2,581,228
AB Discovery Value Fund-Class Z (b)	178,976	3,477,493
AB Global Bond Fund, Inc.-Class Z (b)	277,202	2,392,256
AB Global Real Estate Investment Fund II-Class I (b)	214,415	2,654,462
AB High Income Fund, Inc.-Class Z (b)	318,579	2,612,347
AB Relative Value Fund-Class Z (b)	1,060,313	6,118,004
AB Unconstrained Bond Fund, Inc.-Class Z (b)	109,658	856,428
AQR International Defensive Style Fund-Class R6	196,021	2,638,440
Boston Partners Long/Short Research Fund-Class INS	335,535	5,247,772
DFA Commodity Strategy Portfolio	482,170	2,632,650
Franklin Growth Fund-Class R6	15,360	1,713,961
iShares Core S&P 500 ETF	70,252	21,424,752
MFS Institutional International Equity Fund	160,754	4,386,962
MFS Value Fund-Class R5	40,541	1,723,416
Schwab US Dividend Equity ETF	94,173	5,228,485
T. Rowe Price Emerging Markets Stock Fund-Class I	59,448	2,612,162
T. Rowe Price International Funds-International Discovery Fund-Class I	27,131	1,768,137
Vanguard FTSE Developed Markets ETF	247,644	10,500,106
Vanguard FTSE Emerging Markets ETF	63,093	2,640,442
Vanguard Short-Term Bond ETF	16,378	1,326,127
Vanguard Total Bond Market ETF	20,624	1,742,934

Total Investments - 99.4% (cost $83,151,966) (c)		87,148,929
Other assets less liabilities - 0.6%		506,282

Net Assets - 100.0%		$87,655,211

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $4,531,903 and gross unrealized depreciation of investments was $(534,940), resulting in net unrealized appreciation of $3,996,963.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2040 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$87,148,929	$	– 0	–	$	– 0	–	$87,148,929

Total	$87,148,929	$	– 0	–	$	– 0	–	$87,148,929

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

										Distributions

Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)	Market Value 10/31/19 (000)	Dividend Income (000)		Realized Gains (000)
AB All Market Real Return Portfolio	833		25	– 0	–	– 0	–	12	870	– 0	–		– 0	–
AB Discovery Growth Fund, Inc.	2,661		235	111		1		(205)	2,581	– 0	–		– 0	–
AB Discovery Value Fund	3,438		89	42		– 0	–	(38)	3,447	– 0	–		– 0	–
AB Global Bond Fund, Inc.	3,666		1,527	2,831		103		(73)	2,392	17			– 0	–
AB Global Real Estate Investment Fund II	2,584		56	173		11		176	2,654	10			– 0	–
AB High Income Fund, Inc.	1,738		995	106		(2)		(13)	2,612	33			– 0	–
AB Relative Value Fund	6,092		72	228		(3)		185	6,118	– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	– 0	–	861	– 0	–	– 0	–	(5)	856	5			– 0	–

Total	$21,012		$3,860	$3,491		$110		$39	$21,530	$65		$	– 0	–